Exhibit 10.1 EXECUTION VERSION AMENDMENT NO. 5 TO MASTER REPURCHASE AGREEMENT AND AMENDMENT NO. 2 TO AMENDED AND RESTATED GUARANTEE AGREEMENT AMENDMENT NO. 5 TO MASTER REPURCHASE AGREEMENT AND AMENDMENT NO. 2 TO AMENDED AND RESTATED GUARANTEE AGREEMENT, dated as of July 2, 2020 (this “Amendment”), by and between GP COMMERCIAL JPM LLC f/k/a TH Commercial JPM LLC (“Seller”), GRANITE POINT MORTGAGE TRUST INC. (“Guarantor”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below). RECITALS WHEREAS, Seller and Buyer are parties to that certain Uncommitted Master Repurchase Agreement, dated as of December 3, 2015, as amended by Amendment No. 1 to Master Repurchase Agreement, dated as of June 28, 2017, by Amendment No. 2 to Master Repurchase Agreement, dated as of June 28, 2019, by Amendment No. 3 to Master Repurchase Agreement, dated as of August 23, 2019, and by Amendment No. 4 to Master Repurchase Agreement, dated as of December 13, 2019 (the “Existing Repurchase Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); WHEREAS, in connection therewith, Seller and Buyer entered into that certain Fee and Pricing Letter, also dated as of December 3, 2015, as amended by that certain Amendment No. 1 to Fee and Pricing Letter, dated as of June 28, 2017, as further amended by that certain Amendment No. 2 to Fee and Pricing Letter, dated as of June 28, 2019 (the “Existing Fee Letter”), and as further amended by Amendment No. 3 to Fee and Pricing Letter, dated as of the date hereof (the “Fee Letter Amendment”) (the Existing Fee Letter, as so amended and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Fee Letter”); WHEREAS, Guarantor has entered into the Amended and Restated Guarantee Agreement, dated as of June 28, 2017, as amended by Amendment No. 1 to Amended and Restated Guarantee Agreement, dated as of December 17, 2019, and by Amendment No. 2 to Amended and Restated Guarantee Agreement, dated as of the date hereof (the “Guarantee Agreement”); and WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement and Guarantee Agreement shall be amended as set forth in this Amendment. NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

SECTION 1. Amendments to Repurchase Agreement. (a) The definition of “Maximum Facility Amount”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended and restated in its entirety to read as follows: ““Maximum Facility Amount” shall mean the sum of (a) $450,000,00, and (b) during the Fifth Amendment Upsize Period only, $54,105,950.21.” (b) The following new defined terms shall be added to Article 2 of the Repurchase Agreement in correct alphabetical order to read as follows: ““Extended Fifth Amendment Upsize Period Termination Date” shall mean December 30, 2020. “Fifth Amendment Additional Advance Amount” shall mean the aggregate amount set forth in clause (b) of the definition of Maximum Facility Amount, to be allocated as an increase in the Purchase Price of the those Purchased Assets in respect of which the Purchase Price was increased pursuant to Article 3(o) on the Fifth Amendment Effective Date as set forth in the Confirmations related thereto. “Fifth Amendment Effective Date” shall mean July 2, 2020. “Fifth Amendment Exit Fee” shall have the meaning set forth in the Fee Letter. “Fifth Amendment Purchased Assets” shall have the meaning set forth in Article 3(o). “Fifth Amendment Structuring Fee” shall have the meaning set forth in the Fee Letter. “Fifth Amendment Upsize Period” shall mean the period commencing on the Fifth Amendment Effective Date and ending on the Initial Fifth Amendment Upsize Period Termination Date, unless such date is extended pursuant to the last paragraph of Article 3(o), in which case the Fifth Amendment Upsize Period shall end on the Extended Fifth Amendment Upsize Period Termination Date. “Fifth Amendment Upsize Period Extension Fee” shall have the meaning set forth in the Fee Letter. “Initial Fifth Amendment Upsize Period Termination Date” shall mean November 2, 2020.” (c) Article 3(o) of the Repurchase Agreement shall be amended and restated in its entirety to read as follows: “(o) On the Fifth Amendment Effective Date, Seller shall pay to Buyer the Fifth Amendment Structuring Fee. On the Fifth Amendment Effective Date, Buyer shall advance to Seller the Fifth Amendment Additional Advance Amount, -2-

which amount shall be added to the Purchase Price of specified Purchased Assets as set forth in the amended Confirmations dated as of the Fifth Amendment Effective Date with respect to such specified Purchased Assets (such Purchased Assets, the “Fifth Amendment Purchased Assets”). The amended Confirmation for each Fifth Amendment Purchased Asset shall specify the amount of the Fifth Amendment Additional Advance Amount allocated to such Fifth Amendment Purchased Asset on the Fifth Amendment Effective Date, which amount shall be reflected therein as an increase in the Purchase Price thereof. Seller may repay to Buyer, on any Business Day, all or part of the Fifth Amendment Additional Advance Amount with respect to any or all Fifth Amendment Purchased Assets, along with the applicable Fifth Amendment Exit Fee with respect thereto. Any amounts paid to Buyer by Seller in respect of any Fifth Amendment Purchased Asset in reduction of such Fifth Amendment Purchased Asset’s Repurchase Price shall be applied first to reduce the portion of the Fifth Amendment Additional Advance Amount added to the Purchase Price of such Fifth Amendment Purchased Asset on the Fifth Amendment Effective Date. Seller shall pay to Buyer the applicable Fifth Amendment Exit Fee on each date upon which Seller repurchases all or part of the Fifth Amendment Additional Advance Amount allocated to any Fifth Amendment Purchased Asset. Seller shall repay to Buyer in immediately available funds the full remaining amount of the Fifth Amendment Additional Advance Amount, if any, and the related Fifth Amendment Exit Fee on the last day of the Fifth Amendment Upsize Period. At any time prior to the Initial Fifth Amendment Upsize Period Termination Date, Seller may request that the Fifth Amendment Upsize Period be extended to terminate on the Extended Fifth Amendment Upsize Period Termination Date. Buyer may grant or deny such extension request in Buyer’s sole discretion. If Buyer so grants Seller’s request for an extension, then on or prior to the Initial Fifth Amendment Upsize Period Termination Date, Seller shall pay to Buyer the Fifth Amendment Upsize Period Extension Fee. Upon approval of such extension request and receipt of the Fifth Amendment Upsize Period Extension Fee, the Fifth Amendment Upsize Period shall be extended to terminate on the Extended Fifth Amendment Upsize Period Termination Date.” SECTION 2. Amendment to Guarantee Agreement. Section 2(b) of the Guarantee Agreement shall be amended and restated in its entirety to read as follows: “(b) Notwithstanding anything in Section 2(a) to the contrary, but subject in all cases to Sections 2(c), and (d) below, which shall control with respect to the circumstances described therein, the maximum liability of the Guarantor hereunder shall in no event exceed the sum of (i) with respect to the portion of the Purchase Price not constituting the Fifth Amendment Additional Advance Amount, twenty-five percent (25%) of the aggregate amount of the then-currently unpaid portion of such Purchase Price of all Purchased Assets that are Senior Mortgage Loans or Participation Interests in -3-

Senior Mortgage Loans, (ii) with respect to the portion of the Purchase Price constituting the Fifth Amendment Additional Advance Amount, fifty percent (50%) of the aggregate amount of the then-currently unpaid portion of such Purchase Price of all Purchased Assets that are Senior Mortgage Loans or Participation Interests in Senior Mortgage Loans and (iii) one hundred percent (100%) of the then-currently unpaid aggregate Purchase Price of all Purchased Assets that do not consist of Purchased Assets that are Senior Mortgage Loans or Participation Interests in Senior Mortgage Loans as of any date of determination.” SECTION 3. Conditions Precedent. This Amendment shall become effective on the date upon which all of the following has occurred: (a) this Amendment and the Fee Letter Amendment have each been executed and delivered by a duly authorized officer of each of Seller and Buyer; and (b) Buyer has received payment from Seller of the Fifth Amendment Structuring Fee. SECTION 4. Representations and Warranties. On and as of the Fifth Amendment Effective Date and the date first above written, Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Article 9 of the Repurchase Agreement are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written or the Fifth Amendment Effective Date, in which case it shall be true and correct in all respects as of such other date). SECTION 5. Acknowledgments of Guarantor. In connection with this Amendment, the Guarantor hereby acknowledges the execution and delivery of this Amendment by the Seller and agrees that the Guarantor continues to be bound by the Amended and Restated Guarantee Agreement, as amended hereby, to the extent of the Obligations (as defined therein), notwithstanding the impact of the changes set forth herein. SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and Guarantee Agreement shall each continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Fifth Amendment Effective Date, all references in the Repurchase Agreement and the Guarantee Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment. Each reference to the Repurchase Agreement or the Guarantee Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement or the Guarantee Agreement, as applicable, as amended hereby. SECTION 7. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” -4-

signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record- keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. SECTION 8. Costs and Expenses. Seller shall pay Buyer’s reasonable actual out of pocket costs and expenses, including reasonable fees and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment. SECTION 9. No Novation, Effect of Agreement. Guarantor, Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and the Guarantee Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement, the Guarantee Agreement or any of the other document executed in connection therewith to which any Repurchase Party is a party (the “Repurchase Documents”). It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement and the other Repurchase Documents are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement or the Guarantee Agreement in any such Repurchase Document shall be deemed to also reference this Amendment. SECTION 10. Submission to Jurisdiction. Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment, and (ii) waives, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consents to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 10 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of -5-

Buyer to bring any action or proceeding against any Seller or its property in the courts of other jurisdictions. SECTION 11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT. SECTION 12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF. -6-

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written. BUYER: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States By: /s/ Thomas N. Cassino Name: Thomas N.Cassino Title: Managing Director SELLER: GP COMMERCIAL JPM LLC, a Delaware limited liability company By: /s/ Marcin Urbaszek Name: Marcin Urbaszek Title: Chief Financial Officer and Treasurer Acknowledged and Agreed: GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation, in its capacity as Guarantor, and solely for purposes of acknowledging and agreeing to the terms of this Amendment: By: /s/ Marcin Urbaszek Name: Marcin Urbaszek Title: Chief Financial Officer and Treasurer JPM—GP Commercial Amendment No. 5 – Signature Page